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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MARCH 28, 2002
                                                ------------------------

                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     333-42293               75-2531304
-------------------------------        ------------       ----------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
       incorporation)                  File Number)         Identification No.)


        777 MAIN STREET, SUITE 2100, FORT WORTH, TX               76102
        -------------------------------------------             ----------
         (Address of principal executive offices)               (Zip code)


     Registrant's telephone number, including area code (817) 321-2100
                                                        ---------------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         On March 28, 2002, Crescent Real Estate Equities Company issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

             *99.1 Rule 135c Press Release dated March 28, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of April, 2002.


                               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (Registrant)

                               By: CRESCENT REAL ESTATE EQUITIES, LTD.,
                                   its General Partner

                                   By: /s/ Jerry R. Crenshaw, Jr.
                                       -------------------------------------
                                       Jerry R. Crenshaw, Jr.
                                       Senior Vice President and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 *99.1        Rule 135c Press Release dated March 28, 2002.